Exhibit 99.1

BEAR, STEARNS & CO. INC.
ATLANTA • BOSTON • CHICAGO	ASSET-BACKED SECURITIES GROUP
DALLAS • LOS ANGELES • NEW YORK • SAN FRANCISCO	383 Madison Avenue
FRANKFURT • GENEVA • HONG KONG	New York, N.Y. 10179
LONDON • PARIS • TOKYO	(212) 272-2000

New Issue Computational Materials

(Part I of II)

$[1,117,169,000] (Approximate)

People’s Choice Home Loan Securities Trust Series 2005-4

Issuer

People’s Choice Home Loan Securities Corp.

Depositor

People’s Choice Funding, Inc.

Seller

October 14, 2005

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

BEAR, STEARNS & CO. INC.
ATLANTA • BOSTON • CHICAGO	ASSET-BACKED SECURITIES GROUP
DALLAS • LOS ANGELES • NEW YORK • SAN FRANCISCO	383 Madison Avenue
FRANKFURT • GENEVA • HONG KONG	New York, N.Y. 10179
LONDON • PARIS • TOKYO	(212) 272-2000

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the “Information”) may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the “Statement Regarding Assumptions and Other Information,” please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current and any subsequent information regarding the collateral or the securities. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals employed thereby may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

THE INFORMATION HEREIN HAS BEEN PROVIDED SOLELY BY BEAR, STEARNS & CO. INC. NEITHER THE ISSUER OF THE NOTES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust
Series 2005-4

$[1,117,169,000] (Approximate)

Characteristics of the Notes (a), (b), (c)

Offered Notes	Approximate Note Balance ($)	Coupon	Avg Life To Call (years)	Principal Window (months)	Final Scheduled Maturity Date	Initial C/E	Expected Ratings (Moody’s/S&P/Fitch)(f)
1A1	216,870,000	(d)(e)	1.00	1 - 22	5/25/2026	22.70%	Aaa / AAA /AAA
1A2	201,216,000	(d)(e)	3.00	22 - 81	10/25/2034	22.70%	Aaa / AAA / AAA
1A3	26,531,000	(d)(e)	6.75	81 - 81	11/25/2035	22.70%	Aaa / AAA / AAA
2A1	441,097,000	(d)(e)	2.26	1 - 81	11/25/2035	22.70%	Aaa / AAA / AAA
M1	42,395,000	(d)(e)	4.94	47 - 81	11/25/2035	19.00%	Aa1 / AA+ / AA+
M2	40,676,000	(d)(e)	4.79	44 - 81	11/25/2035	15.45%	Aa2 / AA+ / AA+
M3	26,354,000	(d)(e)	4.71	42 - 81	11/25/2035	13.15%	Aa3 / AA+ / AA
M4	20,052,000	(d)(e)	4.67	41 - 81	11/25/2035	11.40%	A1 / AA / AA-
M5	20,052,000	(d)(e)	4.64	40 - 81	11/25/2035	9.65%	A2 / AA- / A+
M6	18,333,000	(d)(e)	4.62	39 - 81	11/25/2035	8.05%	A3 / A+ / A
M7	17,760,000	(d)(e)	4.60	39 - 81	11/25/2035	6.50%	Baa1 / A / A-
M8	13,750,000	(d)(e)	4.58	38 - 81	11/25/2035	5.30%	Baa2 / BBB+ / BBB+
M9	14,323,000	(d)(e)	4.57	38 - 81	11/25/2035	4.05%	Baa3 / BBB+ / BBB+
M10	10,885,000	(d)(e)	4.57	37 - 81	11/25/2035	3.10%	Ba1 / BBB / BBB
M11	6,875,000	(d)(e)	4.55	37 - 81	11/25/2035	2.50%	— / BBB- / BBB-

Notes:

(a)	Fixed Rate Mortgage Loans:	4.6% CPR in month 1 for the fixed-rate Mortgage Loans, building to 23.0% CPR by month 12; on and after month 12, 23.0% CPR.

	Adjustable Rate Mortgage Loans:	5.0% CPR in month 1, building to 27.0% by month 12; 27.0% CPR for months 12-23; 60.0% CPR for months 24-27; 30.0% CPR for months 28+

(b)	Transaction priced to a 10% clean-up call.

(c)	The Note Balance of each Class of Notes is subject to a 5% variance.

(d)	The least of (a) One-Month LIBOR plus the related margin and (b) the Available Funds Cap and (c) the Maximum Note Rate.

(e)	If the 10% clean-up call is not exercised, the margins for the Senior Notes will double and the margins for the Class M Notes will increase to 1.5x their initial margins.

(f)	Rating Agency Contacts: Moody’s: Keren Gabay (212) 553-2728 S&P: Michael McCormick (212) 438-1937 Fitch: Tiffany Yamaoka (212) 908-0656

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust
Series 2005-4

Issuer or Trust:	People’s Choice Home Loan Securities Trust 2005-4

Seller:	People’s Choice Funding, Inc.

Depositor:	People’s Choice Home Loan Securities Corp.

Indenture Trustee:	HSBC Bank USA

Owner Trustee:	Wilmington Trust Company

Master Servicer and Securities Administrator:	Wells Fargo Bank, N.A. Wells Fargo Bank, N.A., in its capacity as Master Servicer, will actively monitor the Subservicer with respect to certain default management functions. The Subservicer will be required to receive Master Servicer approval of its decisions regarding certain specific primary servicing duties. These will include:

(1) Loss mitigation:

a. Review and approval of repayment and/or forbearance plans involving a term of greater than six months

b. Review of short sale proposals

c. Review of deed-in-lieu decisions

(2) Approval of REO listing values

(3) Approval of loan modifications

(4)    Approval of foreclosure timelines if different from Fannie Mae required foreclosure timelines. No approval must be obtained for re-projections for legal matters that arise in the course of foreclosure (e. g., county delays in setting sale dates, proof of service, contested matters, title claims, legal issues such as temporary restraining orders, and Bankruptcy filings)

(5) Approval of settlements proposed in the context of contested judicial foreclosures

(6) Review and recalculation of net realized losses on Mortgage Loans

(7) Oversight of hazard insurance claim filings in excess of $10,000

Servicer:	EMC Mortgage Corporation (“EMC”). As the Servicer, EMC will receive periodic servicing tapes from the Subservicer, review certain reports prepared by the Subservicer and track certain performance related triggers of the Subservicer.

EMC Mortgage Corporation (“EMC”) has a primary subprime mortgage servicer rating of SQ1 from Moody’s Investor Service, Above Average from Standard and Poor’s and RPS1 from Fitch Ratings.

Subservicer:	People’s Choice Home Loan, Inc. or an affiliate (“People’s Choice”) will sub-service the Mortgage Loans. People’s Choice will service the Mortgage Loans in accordance with the provisions of the servicing agreement on behalf of the Servicer, in all cases, in the same manner and subject to the same terms as if the Subservicer were the “Servicer” under the servicing agreement.

P& I Advances:	The Subservicer (or the Servicer if the Subservicer fails to do so) will be obligated to advance all payments of principal and interest that were due during the related Due Period on the Mortgage Loans that were delinquent on the related Determination Date. P&I Advances are required to be made only to the extent they are deemed, in the good

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust
Series 2005-4

faith judgment of the Subservicer, to be recoverable from related late collections or liquidation proceeds. The purpose of making P&I Advances is to maintain a regular cash flow to the noteholders, rather than to guarantee or insure against losses. In the event the Subservicer or the Servicer fails in its obligation to make any such advance which is not deemed to be nonrecoverable, the Master Servicer will be obligated to make any such advance, to the extent required in the sale and servicing agreement.

Underwriters:	Lead Manager: Bear, Stearns & Co. Inc.

Co-Managers: CSFB, Lehman Brothers and UBS

Swap Provider:	TBD

Corridor Provider:	TBD

The Notes:	People’s Choice Home Loan Securities Trust, Series 2005-4, will issue 15 classes of notes (the “Notes”): The Class 1A1, Class 1A2 and Class 1A3 Notes (the “Class 1A Notes”); Class 2A1 Notes ( the “Class 2A Notes” and together with the Class 1A Notes the “Class A Notes”); and the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10 and Class M11 Notes (together, the “Class M Notes”). The Class A Notes are also referred to herein as the “Senior Notes,” and the Class M Notes are also referred to herein as the “Subordinate Notes.” The Senior Notes and the Subordinate Notes will be offered hereby (collectively, the “Offered Notes”).

Cut-off Date:	October 1, 2005

Expected Pricing Date:	October 18, 2005

Closing Date:	On or about October 26, 2005

Payment Date:	The 25th day of each month or, if the 25th day is not a business day, on the next succeeding business day, beginning in November 2005.

Delay Days:	The Notes will have 0 days delay.

Day Count:	The Notes will accrue interest on an Actual/360 basis.

Record Date:	With respect to any Payment Date for the Notes, the business day immediately preceding such Payment Date.

Accrual Period:	With respect to the Notes, the period from and including the preceding Payment Date (or from the Closing Date in the case of the first Payment Date) to and including the day prior to such Payment Date.

Due Period:	With respect to any Payment Date, the one-month period beginning on the second day of the calendar month immediately preceding the month in which such Payment Date occurs and ending on the first day of the month in which such Payment Date occurs.

Form of Registration:	Book-entry form, same day funds through DTC, Clearstream and Euroclear.

Tax Status:	For federal income tax purposes, the Notes will be characterized as indebtedness of the Trust. Although the Trust will be a taxable mortgage pool, it will not be subject to federal income taxation as a corporation so long as a real estate investment trust (a “REIT”) owns directly, or indirectly through a qualified REIT subsidiary, a 100% beneficial ownership interest in the equity interests in the Trust.

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust
Series 2005-4

Denominations:	Minimum $100,000; increments $1 in excess thereof for the Class A Notes. Minimum $100,000; increments of $1 in excess thereof for the Class M Notes.

ERISA Eligibility:	The Offered Notes are expected to be eligible for purchase by employee benefit plans or other retirement arrangements subject to ERISA or Section 4975 of the Internal Revenue Code of 1986, provided that certain conditions are satisfied (as described in the prospectus supplement).

SMMEA Treatment:	The Offered Notes will not constitute “mortgage related securities” for purposes of SMMEA.

Mortgage Loans:	The collateral pool will consist of two groups of Mortgage Loans. As of the Cut-Off Date, the two groups will have the following characteristics:

Loan Group 1 will consist of fixed-rate and adjustable-rate subprime home equity Mortgage Loans secured by 95.47% first liens and 4.53% second liens on mortgaged properties. Approximately 16.19% of Loan Group 1 will consist of Mortgage Loans that are initially interest-only Mortgage Loans. The interest-only loans have a weighted average remaining IO term of 58 months. Approximately 9.01% of Loan Group 1 will consist of Mortgage Loans with a 30-year original term to maturity that amortize for the first 10 years of the loan based on a 40-year period, and after 10 years based on a 20-year period.

Loan Group 2 will consist of fixed-rate and adjustable-rate subprime home equity Mortgage Loans secured by 99.47% first liens and 0.53% second liens on mortgaged properties. Approximately 6.33% of Loan Group 2 will consist of Mortgage Loans that are initially interest-only Mortgage Loans. The interest-only loans have a weighted average remaining IO term of 58 months. Approximately 4.57% of Loan Group 2 will consist of Mortgage Loans with a 30-year original term to maturity that amortize for the first 10 years of the loan based on a 40-year period, and after 10 years based on a 20-year period.

For collateral statistics please see the “Collateral Summary” herein.

Optional Redemption:	The majority holder of the equity interest in the Trust may, at its option, redeem the Offered Notes and terminate the Trust on any Payment Date when the Aggregate Stated Principal Balance is less than or equal to 10% of the Aggregate Stated Principal Balance as of the Cut-off Date (the “Initial Purchase Date”). If such holder does not do so within 90 days of the Initial Purchase Date the Subservicer or the Servicer may purchase the Mortgage Loans and any REO properties thereby terminating the Trust.

Spread Increase:	If the option to redeem the Offered Notes is not exercised on the Initial Purchase Date by the holder of the equity interest in the Trust (and the Trust is not otherwise terminated by Subservicer or Servicer, if such holder does not do so), then with respect to the next following Payment Date and each succeeding Payment Date thereafter, the margins on the

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust
Series 2005-4

Senior Notes will double and the margins on the Class M Notes will increase to 1.5x their initial margins.

Aggregate Servicing and Subservicing Fee:	50 basis points (0.50%) per annum on the outstanding principal balance of each Mortgage Loan as of the first day of any Due Period.

Note Interest Rate:	With respect to the Notes, a per annum rate equal to the least of (a) One-Month LIBOR plus the applicable margin for such Class, (b) the Available Funds Cap and (c) the Maximum Note Rate.

Maximum Note Rate:	During the period when the Swap Agreement is in effect 15.00% per annum, and otherwise 12.85% per annum.

Accrued Note Interest:	With respect to any Payment Date and each class of Notes, the amount of interest accrued during the related Accrual Period on the related Note Balance as of the first day of the Accrual Period at the related Note Interest Rate. The Notes will settle flat.

Basis Risk Carry Forward Amount:	With respect to any Payment Date and any Class of Notes, the sum of (I) the excess, if any, of (a) interest at the lesser of (i) One-month LIBOR plus the related margin and (ii) the Maximum Note Rate over (b) interest at the Available Funds Cap, (II) any amount described in clause (I) above for such class remaining unpaid from prior Payment Dates and (III) interest on the amount in clause (II) above at such Notes’ applicable Note Interest Rate (without regard to the Available Funds Cap, but subject to a cap of the Maximum Note Rate.)

To mitigate the effect of such basis risk carryfoward, the Offered Notes will benefit from the interest rate corridor pledged to the Issuer, as described below under the “Corridor Agreement”.

Available Funds Cap:	With respect to any Payment Date and any Class of Notes, a per annum rate equal to the product of (i) the quotient of (a) 360 divided by (b) the actual number of days in the Accrual Period, multiplied by (ii) the quotient of (a) the sum of (I) the total interest received or advanced on the Mortgage Loans for the related Due Period, minus (II) the Aggregate Expenses related to such Payment Date, plus (III) any amounts received by the Trust pursuant to the Swap Agreement for such Payment Date, minus (IV) any amounts paid by the Trust pursuant to the Swap Agreement on such Payment Date, divided by (b) the aggregate Note Balance as of the first day of the related Accrual Period.

Aggregate Expenses:	For any Payment Date, an amount equal to the sum of the Aggregate Servicing and Subservicing Fee and the combined fees of the Master Servicer, the Securities Administrator, the Indenture Trustee and the Owner Trustee.

Aggregate Stated Principal Balance:	With respect to the Mortgage Loans, as of any Payment Date, the aggregate of the principal balances of the Mortgage Loans as of the Cut-Off Date, minus (i) scheduled principal payments that have previously become due (to the extent received or advanced), (ii)

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust
Series 2005-4

unscheduled principal payments (including liquidation proceeds applied as principal) received prior to the end of the related prepayment period, and (iii) realized losses incurred during the related prepayment period.

Corridor Agreement:	On the Closing Date, the Trust will enter into a Corridor Agreement to benefit the Notes. Under the Corridor Agreement, on each Payment Date starting with the Payment Date in November 2005 and ending with the Payment Date in April 2006, the Trust will be entitled to receive payments equal to the product of (a) the Corridor Agreement notional amount for that Payment Date, (b) the excess, if any, of (i) the lesser of 1-Month LIBOR for such determination date and 10.00% over (ii) the strike rate for such Payment Date, and (c) the actual number of days in the related corridor accrual period divided by 360. Shown below are the approximate notional amounts, strike rates, and maximum rates for the Corridor Agreement the Trust intends to enter into.

Period	Corridor Notional Amount ($)	Strike Rate (%)	Maximum Rate (%)
1	1,113,732,000.15	7.52%	10.00%
2	1,103,514,401.73	7.01%	10.00%
3	1,091,834,917.29	6.77%	10.00%
4	1,078,161,868.61	6.76%	10.00%
5	1,061,365,146.60	7.50%	10.00%
6	1,042,719,226.93	6.74%	10.00%

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust
Series 2005-4

Swap Agreement:	On the Closing Date, the Trust will enter into a Swap Agreement. Under the Swap Agreement, on each Payment Date commencing in May 2006 the Trust will be obligated to pay an amount equal to 4.7625% per annum on the swap notional amount to the Swap Provider based on a 30/360 day count convention, and the Trust will be entitled to receive an amount equal to One-Month LIBOR on the swap notional amount from the Swap Provider based on an actual/360 day count convention, until the swap is retired. Only the net amount of the two obligations above will be paid by the appropriate party (“Net Swap Payment”). Shown below is the approximate swap notional schedule the Trust intends to enter into.

Period	Notional Amount ($)
1	0.00
2	0.00
3	0.00
4	0.00
5	0.00
6	0.00
7	1,022,261,234.21
8	998,984,786.78
9	974,035,971.21
10	944,631,108.98
11	913,388,547.38
12	881,920,286.22
13	851,096,309.95
14	820,708,080.57
15	791,240,053.47
16	763,475,987.04
17	734,096,109.78
18	703,803,278.85
19	661,734,786.46
20	622,003,120.56
21	584,691,271.69
22	549,645,851.32
23	516,713,898.80
24	485,837,766.87
25	359,025,763.52
26	337,193,380.84
27	316,670,778.61
28	297,370,904.22
29	279,170,659.38
30	268,374,976.14
31	258,069,883.06
32	248,125,108.29
33	238,525,846.09
34	229,259,825.15
35	220,315,264.59
36	211,681,222.83
37	203,346,708.24
38	195,300,623.03
39	187,536,073.27
40	180,073,223.42
41	172,887,035.73
42	165,946,796.70
43	159,242,363.28
44	152,765,688.02
45	146,509,001.60
46	140,464,800.86
47	134,625,839.66
48	128,985,120.05
49	123,535,883.73
50	118,271,603.78
51	113,185,976.75
52	108,272,914.94
53	103,526,539.01
54	98,941,170.78
55	94,511,326.36
56	90,231,709.46
57	86,097,204.94
58	82,102,872.57
59	78,243,986.93
60	74,507,938.50

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust
Series 2005-4

Swap Provider Trigger Event:	An event of default under the Swap Agreement with respect to which the Swap Provider is a defaulting party or a termination event under the Swap Agreement with respect to which the Swap Provider is the sole affected party.

Credit Enhancement:	Credit enhancement will consist of the following:

(1) Excess interest

(2) Overcollateralization (initially, approximately 2.50%)

(3) Subordination

The Class A Notes will have limited protection by means of the subordination of the Subordinate Notes. The Class A Notes will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution. Each Class of Class M Notes will be senior to all other Classes of Class M Notes with a higher numerical designation.

In the event of any undercollateralization, the amount of such undercollateralization will reduce the balance at which interest accrues on the Subordinate Notes in reverse order of priority. Any such reduction will be deemed a principal deficiency amount. Interest accrued on principal deficiency amounts will be paid in clause (8) of Interest Priority of Payments herein, to the extent of available funds.

Overcollateralization Target Amount:	Prior to the Stepdown Date, 2.50% of the Aggregate Stated Principal Balance as of the Cut-off Date. On or after the Stepdown Date, 5.00% of the current Aggregate Stated Principal Balance, subject to a floor of 0.50% of the Aggregate Stated Principal Balance as of the Cut-off Date; provided, however, that if a Trigger Event is in effect on the related Payment Date, the Overcollateralization Target Amount will be the same as the Overcollateralization Target Amount on the preceding Payment Date (i.e. no stepdown will occur).

Senior Enhancement Percentage:	With respect to any Payment Date will be the fraction, expressed as a percentage, the numerator of which is the excess, if any, of (1) sum of the aggregate class principal amount of the Subordinate Notes and the overcollateralized amount (which, for purposes of this definition only, will not be less than zero) over (2) the total principal deficiency amount, in each case after giving effect to payments on such Payment Date and the denominator of which is the Aggregate Stated Principal Balance for such Payment Date.

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust
Series 2005-4

Trigger Event:	A Trigger Event will have occurred if the three-month rolling average of the 60+ day delinquency percentage for the three prior Due Periods equals or exceeds [34.50]% of the Senior Enhancement Percentage or if the cumulative realized losses exceeds the following percentage of the Cut-off Date Aggregate Stated Principal Balance on the respective Payment Date.

Payment Date	Percentage
25 – 36	[1.60]% for the first month, plus an additional 1/12th of [1.95]% for each month thereafter
37 – 48	[3.55]% for the first month, plus an additional 1/12th of [2.00]% for each month thereafter
49 – 60	[5.55]% for the first month, plus an additional 1/12th of [1.65]% for each month thereafter
61 – 72	[7.20]% for the first month, plus an additional 1/12th of [0.90]% for each month thereafter
73 – 84	[8.10]% for the first month, plus an additional 1/12th of [0.05]% for each month thereafter
85 +	[8.15]%

Stepdown Date:	The earlier to occur of (a) the first Payment Date on which the aggregate Note Balance of the Class A Notes have been reduced to zero and (b) the later to occur of (1) the Payment Date in November 2008, and (2) the first Payment Date on which the Senior Enhancement Percentage is greater than or equal to 45.40%.

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust
Series 2005-4

Interest Priority of Payments:	On each Payment Date, the interest received or advanced (as well as any payments received from the Swap Provider) will be paid in the following order of priority, in each case, to the extent of funds remaining:

(1)    To pay the Servicing Fee (including the Subservicing Fee to the extent not previously retained by the Subservicer) and the combined Master Servicer, Securities Administrator, Indenture Trustee and Owner Trustee fees;

(2) To the Swap Provider, any Net Swap Payment or any Swap Termination Payment (not triggered by a Swap Provider Trigger Event) owed to the Swap Provider pursuant to the swap agreement;

(3) To pay Accrued Note Interest to the Class A Notes (pro rata);

(4) To pay Accrued Note Interest to Classes M1, M2, M3, M4, M5, M6, M7, M8, M9, M10 and M11 sequentially;

(5)    To pay to any party to the transaction documents, previously unreimbursed extraordinary costs, liabilities and expenses, in excess of any cap on the amounts for which such parties were allowed to reimburse themselves pursuant to the Indenture or the sale and servicing agreement;

(6)    To pay the holders of the Offered Notes in respect of principal (in the order of priority as described herein under “Principal Priority of Payments”), to maintain the Overcollateralization Target Amount;

(7) To pay, sequentially, to Class A Notes (pro rata), and Classes M1, M2, M3, M4, M5, M6, M7, M8, M9, M10 and M11 (sequentially) any Basis Risk Carry Forward Amount;

(8) To pay, sequentially, to Classes M1, M2, M3, M4, M5, M6, M7, M8, M9, M10 and M11 any deferred interest in respect of any principal deficiency allocated to any such Class M Notes;

(9) To the Swap Provider, any Swap Termination Payment (triggered by a Swap Provider Trigger Event);

(10) Any amount payable by the Trust to purchase a substitute swap agreement; and

(11) To pay any remaining amounts to the holders of the equity of the Trust.

Any amounts received under the Corridor Agreement will be allocated in steps (7) and (11), in that order of priority.

Any Swap Termination Payment paid by the Swap Provider to the Swap Administrator, to the extent not used to enter into a replacement Swap Agreement in accordance with the pooling and servicing agreement, should be deposited into a separate account established by the Swap Administrator. On each Payment Date after such deposit is used, the Swap Administrator will withdraw from the account an amount equal to the Net Swap Payment that would have been made by the Swap Provider to the Swap Administrator on such Payment Date (assuming that the Swap Agreement had not been terminated) and shall distribute such amount in accordance with the payment priorities set forth above.

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust
Series 2005-4

Principal Priority of Payments:	On each Payment Date, the principal received or advanced will be used to pay any Net Swap Payments or swap termination payment due to the Swap Provider (not triggered by a Swap Provider Trigger Event) and remaining unpaid (after application of interest received or advanced for this purpose on such Payment Date) and then in the following order of priority, in each case, to the extent of funds remaining:

Prior to the Stepdown Date, or if a Trigger Event is in effect, the Class A Notes, (as described in the Class A Principal Priority of Payments) will receive the principal collected on the related Mortgage Loans plus any excess interest required to maintain the Overcollateralization Target Amount until the aggregate Note Balances of the Class 1A and Class 2A Notes have been reduced to zero. Prior to the Stepdown Date, principal will be paid to the Subordinate Notes sequentially; provided however that the Subordinate Notes will not receive any principal payments until the Stepdown Date, unless the Class 1A and Class 2A Notes are paid in full.

On or after the Stepdown Date, if no Trigger Event is in effect, principal paid on the Class A Notes, (as described in the Class A Principal Priority of Payments) will be an amount such that the Class 1A and Class 2A Notes will maintain a 45.40% Target Credit Enhancement Percentage (based on 2x the Class A Initial Target Credit Enhancement Percentage).

On or after the Stepdown Date, if no Trigger Event is in effect, principal will be paid on the Subordinate Notes in the following order:

(1) To the Class M1 Notes until it reaches a 38.00% Target Credit Enhancement Percentage (based on 2x the Class M1 Initial Target Credit Enhancement Percentage);

(2) To the Class M2 Notes until it reaches a 30.90% Target Credit Enhancement Percentage (based on 2x the Class M2 Initial Target Credit Enhancement Percentage);

(3) To the Class M3 Notes until it reaches a 26.30% Target Credit Enhancement Percentage (based on 2x the Class M3 Initial Target Credit Enhancement Percentage);

(4) To the Class M4 Notes until it reaches a 22.80% Target Credit Enhancement Percentage (based on 2x the Class M4 Initial Target Credit Enhancement Percentage);

(5) To the Class M5 Notes until it reaches a 19.30% Target Credit Enhancement Percentage (based on 2x the Class M5 Initial Target Credit Enhancement Percentage);

(6) To the Class M6 Notes until it reaches a 16.10% Target Credit Enhancement Percentage (based on 2x the Class M6 Initial Target Credit Enhancement Percentage);

(7) To the Class M7 Notes, until it reaches a 13.00% Target Credit Enhancement Percentage (based on 2x the Class M7 Initial Target Credit Enhancement Percentage);

(8) To the Class M8 Notes, until it reaches a 10.60% Target Credit Enhancement Percentage (based on 2x the Class M8 Initial Target Credit Enhancement Percentage) and

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust
Series 2005-4

(9) To the Class M9 Notes, until it reaches a 8.10% Target Credit Enhancement Percentage (based on 2x the Class M9 Initial Target Credit Enhancement Percentage).

(10) To the Class M10 Notes, until it reaches a 6.20% Target Credit Enhancement Percentage (based on 2x the Class M10 Initial Target Credit Enhancement Percentage).

(11) To the Class M11 Notes, until it reaches a 5.00% Target Credit Enhancement Percentage (based on 2x the Class M11 Initial Target Credit Enhancement Percentage).

Any principal received or advanced remaining will be distributed alongside interest received or advanced as described in clauses (6) through and including (11) in the section “Interest Priority of Payments.”

Class A Principal Priority of Payments:	Principal payments to the Class A Notes will be allocated concurrently, based on an allocation percentage equal to the percentage of principal received for the related Loan Group over the total principal received, as follows:

(a)    Sequentially to the Class 1A1, Class 1A2 and Class 1A3 Notes, in that order; provided that if on any Payment Date the total principal deficiency amount exceeds the aggregate Note Balances of the Subordinate Notes, all payments pursuant to this clause will be made concurrently, on a pro rata basis, to the Class 1A1, 1A2 and 1A3 Notes; and

(b) To the Class 2A1 Notes.

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust
Series 2005-4

Initial Target Credit

Enhancement (% of

Initial Collateral Balance):

Class A Notes	22.70%
Class M1 Notes	19.00%
Class M2 Notes	15.45%
Class M3 Notes	13.15%
Class M4 Notes	11.40%
Class M5 Notes	9.65%
Class M6 Notes	8.05%
Class M7 Notes	6.50%
Class M8 Notes	5.30%
Class M9 Notes	4.05%
Class M10 Notes	3.10%
Class M11 Notes	2.50%

Target Credit Enhancement

Percentage On or After Stepdown

Date (% of Current Collateral

Balance):

Class A Notes	45.40%
Class M1 Notes	38.00%
Class M2 Notes	30.90%
Class M3 Notes	26.30%
Class M4 Notes	22.80%
Class M5 Notes	19.30%
Class M6 Notes	16.10%
Class M7 Notes	13.00%
Class M8 Notes	10.60%
Class M9 Notes	8.10%
Class M10 Notes	6.20%
Class M11 Notes	5.00%

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust
Series 2005-4

Available Funds Cap Schedule (1)

PERIOD	EFFECTIVE RATE (2) (%)
1	9.52
2	10.03
3	10.04
4	10.05
5	10.04
6	10.06
7	15.00
8	15.00
9	15.00
10	15.00
11	15.00
12	15.00
13	15.00
14	15.00
15	15.00
16	15.00
17	15.00
18	15.00
19	15.00
20	15.00
21	15.00
22	15.00
23	15.00
24	15.00
25	15.00
26	15.00
27	15.00
28	15.00
29	15.00
30	15.00
31	15.00
32	15.00
33	15.00
34	15.00
35	15.00
36	15.00
37	15.00
38	15.00
39	15.00
40	15.00
41	15.00
42	15.00
43	15.00
44	15.00
45	15.00
46	15.00
47	15.00
48	15.00
49	15.00
50	15.00
51	15.00
52	15.00
53	15.00
54	15.00
55	15.00
56	15.00
57	15.00
58	15.00
59	15.00
60	15.00
61	11.58
62	11.96
63	11.56
64	11.55
65	12.79
66	11.55
67	11.93
68	11.53
69	11.91
70	11.52
71	11.52
72	11.90
73	11.50
74	11.88
75	11.49
76	11.48
77	12.27
78	11.47
79	11.85
80	11.46
81	11.83

(1)	Assumes One-Month LIBOR and Six-Month LIBOR remain constant at 20.00% and the Mortgage Loans prepay at 100% of the prepayment assumption as described on page three.

(2)	The effective Available Funds cap rate (“Effective Rate”) is a per annum rate equal to the lesser of (X) the Maximum Note Rate or (Y) the product of (i) 360 divided by the actual number of days in the Accrual Period for the Notes and (ii) the quotient of (A) the amount of interest from the Mortgage Loans in the related Due Period, less any applicable expenses, plus any payments received under the Corridor Agreement, plus the swap payment into the Trust allocable to the Mortgage Loans, if any, less swap payments out of the Trust, if any, divided by (B) the Note Balance at the beginning of the related Due Period.

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust
Series 2005-4

Prepayment Sensitivity Tables

Class 1A-1 (to call / to maturity)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	13.58	1.61	1.22	1.00	0.84	0.73
Modified Duration (years)	9.83	1.52	1.16	0.96	0.81	0.70
First Principal Payment	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Last Principal Payment	5/25/2026	10/25/2008	11/25/2007	8/25/2007	4/25/2007	1/25/2007
Principal Lockout (months)	0	0	0	0	0	0
Principal Window (months)	247	36	25	22	18	15
Illustrative Yield @ Par (30/360)	4.190%	4.180%	4.180%	4.180%	4.180%	4.180%

Class 1A-2 (to call)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	24.84	6.62	4.34	3.00	2.04	1.76
Modified Duration (years)	14.93	5.50	3.81	2.72	1.91	1.66
First Principal Payment	5/25/2026	10/25/2008	11/25/2007	8/25/2007	4/25/2007	1/25/2007
Last Principal Payment	7/25/2034	8/25/2019	1/25/2015	7/25/2012	8/25/2008	11/25/2007
Principal Lockout (months)	246	35	24	21	17	14
Principal Window (months)	99	131	87	60	17	11
Illustrative Yield @ Par (30/360)	4.340%	4.340%	4.340%	4.340%	4.340%	4.340%

Class 1A-2 (to maturity)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	24.84	6.63	4.35	3.01	2.04	1.76
Modified Duration (years)	14.93	5.50	3.82	2.73	1.91	1.66
First Principal Payment	5/25/2026	10/25/2008	11/25/2007	8/25/2007	4/25/2007	1/25/2007
Last Principal Payment	10/25/2034	8/25/2020	9/25/2015	1/25/2013	8/25/2008	11/25/2007
Principal Lockout (months)	246	35	24	21	17	14
Principal Window (months)	102	143	95	66	17	11
Illustrative Yield @ Par (30/360)	4.340%	4.340%	4.340%	4.340%	4.340%	4.340%

Class 1A-3 (to call)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	28.75	13.83	9.25	6.75	4.02	2.19
Modified Duration (years)	15.98	10.15	7.44	5.72	3.58	2.04
First Principal Payment	7/25/2034	8/25/2019	1/25/2015	7/25/2012	8/25/2008	11/25/2007
Last Principal Payment	7/25/2034	8/25/2019	1/25/2015	7/25/2012	12/25/2010	2/25/2008
Principal Lockout (months)	344	165	110	80	33	24
Principal Window (months)	1	1	1	1	29	4
Illustrative Yield @ Par (30/360)	4.450%	4.450%	4.450%	4.450%	4.450%	4.450%

Class 1A-3 (to maturity)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	29.47	19.29	13.45	9.86	5.83	2.19
Modified Duration (years)	16.18	12.63	9.84	7.76	4.88	2.04
First Principal Payment	10/25/2034	8/25/2020	9/25/2015	1/25/2013	8/25/2008	11/25/2007
Last Principal Payment	8/25/2035	3/25/2032	3/25/2026	2/25/2021	7/25/2017	2/25/2008
Principal Lockout (months)	347	177	118	86	33	24
Principal Window (months)	11	140	127	98	108	4
Illustrative Yield @ Par (30/360)	4.460%	4.530%	4.550%	4.560%	4.560%	4.450%

Note: 100% of the Prepayment Assumption is equal to the pricing assumption as defined on page three. CPR is capped at 90%.

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust
Series 2005-4

Prepayment Sensitivity Tables

Class 2A-1 (to call)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	19.14	4.58	3.11	2.26	1.58	1.29
Modified Duration (years)	12.27	3.82	2.74	2.05	1.48	1.22
First Principal Payment	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Last Principal Payment	7/25/2034	8/25/2019	1/25/2015	7/25/2012	12/25/2010	2/25/2008
Principal Lockout (months)	0	0	0	0	0	0
Principal Window (months)	345	166	111	81	62	28
Illustrative Yield @ Par (30/360)	4.320%	4.320%	4.320%	4.320%	4.320%	4.320%

Class 2A-1 (to maturity)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	19.18	4.90	3.37	2.45	1.70	1.29
Modified Duration (years)	12.28	3.98	2.89	2.18	1.57	1.22
First Principal Payment	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005	11/25/2005
Last Principal Payment	7/25/2035	1/25/2032	3/25/2026	4/25/2021	11/25/2017	2/25/2008
Principal Lockout (months)	0	0	0	0	0	0
Principal Window (months)	357	315	245	186	145	28
Illustrative Yield @ Par (30/360)	4.320%	4.330%	4.330%	4.330%	4.330%	4.320%

Class M-1 (to call)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.66	9.13	6.06	4.94	5.16	3.80
Modified Duration (years)	15.21	7.18	5.12	4.32	4.52	3.42
First Principal Payment	10/25/2028	3/25/2010	12/25/2008	9/25/2009	12/25/2010	2/25/2008
Last Principal Payment	7/25/2034	8/25/2019	1/25/2015	7/25/2012	12/25/2010	8/25/2009
Principal Lockout (months)	275	52	37	46	61	27
Principal Window (months)	70	114	74	35	1	19
Illustrative Yield @ Par (30/360)	4.540%	4.540%	4.540%	4.540%	4.540%	4.540%

Class M-1 (to maturity)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.77	10.02	6.75	5.46	6.23	6.41
Modified Duration (years)	15.24	7.59	5.52	4.66	5.31	5.42
First Principal Payment	10/25/2028	3/25/2010	12/25/2008	9/25/2009	12/25/2010	2/25/2008
Last Principal Payment	7/25/2035	11/25/2029	6/25/2023	1/25/2019	1/25/2016	5/25/2015
Principal Lockout (months)	275	52	37	46	61	27
Principal Window (months)	82	237	175	113	62	88
Illustrative Yield @ Par (30/360)	4.540%	4.550%	4.550%	4.550%	4.570%	4.620%

Note: 100% of the Prepayment Assumption is equal to the pricing assumption as defined on page three. CPR is capped at 90%.

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust
Series 2005-4

Prepayment Sensitivity Tables

Class M-2 (to call)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.66	9.13	6.06	4.79	4.84	3.83
Modified Duration (years)	15.14	7.17	5.11	4.19	4.25	3.44
First Principal Payment	10/25/2028	3/25/2010	12/25/2008	6/25/2009	3/25/2010	8/25/2009
Last Principal Payment	7/25/2034	8/25/2019	1/25/2015	7/25/2012	12/25/2010	8/25/2009
Principal Lockout (months)	275	52	37	43	52	45
Principal Window (months)	70	114	74	38	10	1
Illustrative Yield @ Par (30/360)	4.580%	4.580%	4.580%	4.580%	4.580%	4.580%

Class M-2 (to maturity)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.76	10.00	6.73	5.30	5.22	4.51
Modified Duration (years)	15.17	7.57	5.50	4.53	4.53	3.99
First Principal Payment	10/25/2028	3/25/2010	12/25/2008	6/25/2009	3/25/2010	8/25/2009
Last Principal Payment	7/25/2035	4/25/2029	11/25/2022	6/25/2018	8/25/2015	6/25/2013
Principal Lockout (months)	275	52	37	43	52	45
Principal Window (months)	82	230	168	109	66	47
Illustrative Yield @ Par (30/360)	4.580%	4.590%	4.600%	4.600%	4.590%	4.610%

Class M-3 (to call)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.66	9.13	6.06	4.71	4.44	3.64
Modified Duration (years)	15.09	7.16	5.10	4.12	3.93	3.29
First Principal Payment	10/25/2028	3/25/2010	11/25/2008	4/25/2009	10/25/2009	3/25/2009
Last Principal Payment	7/25/2034	8/25/2019	1/25/2015	7/25/2012	12/25/2010	8/25/2009
Principal Lockout (months)	275	52	36	41	47	40
Principal Window (months)	70	114	75	40	15	6
Illustrative Yield @ Par (30/360)	4.610%	4.610%	4.610%	4.610%	4.610%	4.610%

Class M-3 (to maturity)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.76	9.97	6.71	5.20	4.81	3.96
Modified Duration (years)	15.12	7.55	5.48	4.45	4.20	3.53
First Principal Payment	10/25/2028	3/25/2010	11/25/2008	4/25/2009	10/25/2009	3/25/2009
Last Principal Payment	6/25/2035	6/25/2028	1/25/2022	11/25/2017	2/25/2015	2/25/2013
Principal Lockout (months)	275	52	36	41	47	40
Principal Window (months)	81	220	159	104	65	48
Illustrative Yield @ Par (30/360)	4.610%	4.620%	4.630%	4.630%	4.630%	4.630%

Note: 100% of the Prepayment Assumption is equal to the pricing assumption as defined on page three. CPR is capped at 90%.

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust
Series 2005-4

Prepayment Sensitivity Tables

Class M-4 (to call)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.66	9.13	6.06	4.67	4.25	3.42
Modified Duration (years)	14.92	7.12	5.08	4.08	3.77	3.09
First Principal Payment	10/25/2028	3/25/2010	11/25/2008	3/25/2009	8/25/2009	12/25/2008
Last Principal Payment	7/25/2034	8/25/2019	1/25/2015	7/25/2012	12/25/2010	8/25/2009
Principal Lockout (months)	275	52	36	40	45	37
Principal Window (months)	70	114	75	41	17	9
Illustrative Yield @ Par (30/360)	4.710%	4.710%	4.710%	4.710%	4.710%	4.710%

Class M-4 (to maturity)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.76	9.95	6.68	5.14	4.61	3.72
Modified Duration (years)	14.95	7.50	5.45	4.39	4.03	3.33
First Principal Payment	10/25/2028	3/25/2010	11/25/2008	3/25/2009	8/25/2009	12/25/2008
Last Principal Payment	6/25/2035	10/25/2027	6/25/2021	5/25/2017	9/25/2014	10/25/2012
Principal Lockout (months)	275	52	36	40	45	37
Principal Window (months)	81	212	152	99	62	47
Illustrative Yield @ Par (30/360)	4.710%	4.730%	4.730%	4.730%	4.730%	4.740%

Class M-5 (to call)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.66	9.13	6.06	4.64	4.13	3.27
Modified Duration (years)	14.86	7.11	5.08	4.05	3.67	2.97
First Principal Payment	10/25/2028	3/25/2010	11/25/2008	2/25/2009	6/25/2009	10/25/2008
Last Principal Payment	7/25/2034	8/25/2019	1/25/2015	7/25/2012	12/25/2010	8/25/2009
Principal Lockout (months)	275	52	36	39	43	35
Principal Window (months)	70	114	75	42	19	11
Illustrative Yield @ Par (30/360)	4.750%	4.750%	4.750%	4.750%	4.750%	4.760%

Class M-5 (to maturity)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.76	9.92	6.66	5.09	4.47	3.56
Modified Duration (years)	14.88	7.47	5.42	4.35	3.91	3.19
First Principal Payment	10/25/2028	3/25/2010	11/25/2008	2/25/2009	6/25/2009	10/25/2008
Last Principal Payment	6/25/2035	3/25/2027	12/25/2020	12/25/2016	5/25/2014	7/25/2012
Principal Lockout (months)	275	52	36	39	43	35
Principal Window (months)	81	205	146	95	60	46
Illustrative Yield @ Par (30/360)	4.750%	4.770%	4.780%	4.780%	4.780%	4.780%

Note: 100% of the Prepayment Assumption is equal to the pricing assumption as defined on page three. CPR is capped at 90%.

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust
Series 2005-4

Prepayment Sensitivity Tables

Class M-6 (to call)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.66	9.13	6.06	4.62	4.03	3.16
Modified Duration (years)	14.81	7.10	5.07	4.03	3.59	2.87
First Principal Payment	10/25/2028	3/25/2010	11/25/2008	1/25/2009	4/25/2009	8/25/2008
Last Principal Payment	7/25/2034	8/25/2019	1/25/2015	7/25/2012	12/25/2010	8/25/2009
Principal Lockout (months)	275	52	36	38	41	33
Principal Window (months)	70	114	75	43	21	13
Illustrative Yield @ Par (30/360)	4.780%	4.780%	4.790%	4.790%	4.780%	4.790%

Class M-6 (to maturity)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.76	9.88	6.62	5.04	4.35	3.44
Modified Duration (years)	14.83	7.44	5.40	4.31	3.82	3.09
First Principal Payment	10/25/2028	3/25/2010	11/25/2008	1/25/2009	4/25/2009	8/25/2008
Last Principal Payment	5/25/2035	6/25/2026	4/25/2020	7/25/2016	1/25/2014	3/25/2012
Principal Lockout (months)	275	52	36	38	41	33
Principal Window (months)	80	196	138	91	58	44
Illustrative Yield @ Par (30/360)	4.790%	4.800%	4.810%	4.810%	4.810%	4.810%

Class M-7 (to call)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.66	9.13	6.06	4.60	3.96	3.08
Modified Duration (years)	14.01	6.92	4.98	3.95	3.48	2.77
First Principal Payment	10/25/2028	3/25/2010	11/25/2008	1/25/2009	3/25/2009	7/25/2008
Last Principal Payment	7/25/2034	8/25/2019	1/25/2015	7/25/2012	12/25/2010	8/25/2009
Principal Lockout (months)	275	52	36	38	40	32
Principal Window (months)	70	114	75	43	22	14
Illustrative Yield @ Par (30/360)	5.300%	5.300%	5.300%	5.300%	5.300%	5.300%

Class M-7 (to maturity)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.75	9.82	6.58	4.98	4.25	3.33
Modified Duration (years)	14.03	7.22	5.27	4.20	3.69	2.96
First Principal Payment	10/25/2028	3/25/2010	11/25/2008	1/25/2009	3/25/2009	7/25/2008
Last Principal Payment	4/25/2035	8/25/2025	8/25/2019	12/25/2015	8/25/2013	11/25/2011
Principal Lockout (months)	275	52	36	38	40	32
Principal Window (months)	79	186	130	84	54	41
Illustrative Yield @ Par (30/360)	5.300%	5.330%	5.340%	5.340%	5.340%	5.340%

Note: 100% of the Prepayment Assumption is equal to the pricing assumption as defined on page three. CPR is capped at 90%.

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust
Series 2005-4

Prepayment Sensitivity Tables

Class M-8 (to call)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.66	9.13	6.06	4.58	3.90	3.01
Modified Duration (years)	13.86	6.88	4.96	3.93	3.43	2.71
First Principal Payment	10/25/2028	3/25/2010	11/25/2008	12/25/2008	2/25/2009	6/25/2008
Last Principal Payment	7/25/2034	8/25/2019	1/25/2015	7/25/2012	12/25/2010	8/25/2009
Principal Lockout (months)	275	52	36	37	39	31
Principal Window (months)	70	114	75	44	23	15
Illustrative Yield @ Par (30/360)	5.410%	5.410%	5.410%	5.410%	5.410%	5.410%

Class M-8 (to maturity)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.75	9.74	6.52	4.92	4.16	3.24
Modified Duration (years)	13.88	7.15	5.22	4.15	3.61	2.88
First Principal Payment	10/25/2028	3/25/2010	11/25/2008	12/25/2008	2/25/2009	6/25/2008
Last Principal Payment	3/25/2035	8/25/2024	10/25/2018	5/25/2015	2/25/2013	6/25/2011
Principal Lockout (months)	275	52	36	37	39	31
Principal Window (months)	78	174	120	78	49	37
Illustrative Yield @ Par (30/360)	5.410%	5.430%	5.440%	5.440%	5.440%	5.450%

Class M-9 (to call)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.66	9.13	6.06	4.57	3.86	2.97
Modified Duration (years)	13.21	6.73	4.88	3.87	3.35	2.65
First Principal Payment	10/25/2028	3/25/2010	11/25/2008	12/25/2008	1/25/2009	5/25/2008
Last Principal Payment	7/25/2034	8/25/2019	1/25/2015	7/25/2012	12/25/2010	8/25/2009
Principal Lockout (months)	275	52	36	37	38	30
Principal Window (months)	70	114	75	44	24	16
Illustrative Yield @ Par (30/360)	5.870%	5.870%	5.870%	5.870%	5.880%	5.870%

Class M-9 (to maturity)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.73	9.63	6.43	4.84	4.06	3.15
Modified Duration (years)	13.22	6.94	5.08	4.04	3.50	2.78
First Principal Payment	10/25/2028	3/25/2010	11/25/2008	12/25/2008	1/25/2009	5/25/2008
Last Principal Payment	2/25/2035	8/25/2023	1/25/2018	10/25/2014	8/25/2012	1/25/2011
Principal Lockout (months)	275	52	36	37	38	30
Principal Window (months)	77	162	111	71	44	33
Illustrative Yield @ Par (30/360)	5.870%	5.900%	5.910%	5.910%	5.910%	5.920%

Note: 100% of the Prepayment Assumption is equal to the pricing assumption as defined on page three. CPR is capped at 90%.

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust
Series 2005-4

Prepayment Sensitivity Tables

Class M-10 (to call)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.66	9.13	6.06	4.57	3.83	2.93
Modified Duration (years)	11.62	6.33	4.66	3.73	3.23	2.56
First Principal Payment	10/25/2028	3/25/2010	11/25/2008	11/25/2008	12/25/2008	4/25/2008
Last Principal Payment	7/25/2034	8/25/2019	1/25/2015	7/25/2012	12/25/2010	8/25/2009
Principal Lockout (months)	275	52	36	36	37	29
Principal Window (months)	70	114	75	45	25	17
Illustrative Yield @ Par (30/360)	7.180%	7.180%	7.180%	7.180%	7.180%	7.170%

Class M-10 (to maturity)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.71	9.46	6.30	4.74	3.95	3.05
Modified Duration (years)	11.63	6.45	4.79	3.83	3.32	2.64
First Principal Payment	10/25/2028	3/25/2010	11/25/2008	11/25/2008	12/25/2008	4/25/2008
Last Principal Payment	12/25/2034	3/25/2022	12/25/2016	12/25/2013	1/25/2012	7/25/2010
Principal Lockout (months)	275	52	36	36	37	29
Principal Window (months)	75	145	98	62	38	28
Illustrative Yield @ Par (30/360)	7.180%	7.200%	7.210%	7.220%	7.220%	7.220%

Class M-11 (to call)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.66	9.13	6.06	4.55	3.79	2.90
Modified Duration (years)	11.62	6.33	4.66	3.71	3.21	2.53
First Principal Payment	10/25/2028	3/25/2010	11/25/2008	11/25/2008	12/25/2008	4/25/2008
Last Principal Payment	7/25/2034	8/25/2019	1/25/2015	7/25/2012	12/25/2010	8/25/2009
Principal Lockout (months)	275	52	36	36	37	29
Principal Window (months)	70	114	75	45	25	17
Illustrative Yield @ Par (30/360)	7.180%	7.180%	7.180%	7.180%	7.180%	7.180%

Class M-11 (to maturity)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.68	9.25	6.15	4.61	3.83	2.94
Modified Duration (years)	11.62	6.37	4.71	3.75	3.23	2.56
First Principal Payment	10/25/2028	3/25/2010	11/25/2008	11/25/2008	12/25/2008	4/25/2008
Last Principal Payment	9/25/2034	10/25/2020	12/25/2015	3/25/2013	5/25/2011	1/25/2010
Principal Lockout (months)	275	52	36	36	37	29
Principal Window (months)	72	128	86	53	30	22
Illustrative Yield @ Par (30/360)	7.180%	7.190%	7.190%	7.190%	7.190%	7.200%

Note: 100% of the Prepayment Assumption is equal to the pricing assumption as defined on page three. CPR is capped at 90%.

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust
Series 2005-4

Excess Spread

Period	Excess Spread (Static LIBOR) (%)	Excess Spread (Forward LIBOR) (%)
1	2.64	2.64
2	2.64	2.56
3	2.50	2.28
4	2.50	2.15
5	2.92	2.50
6	2.50	1.97
7	1.88	1.88
8	1.87	1.86
9	1.88	1.87
10	1.87	1.86
11	1.88	1.86
12	1.89	1.87
13	1.88	1.85
14	1.90	1.87
15	1.89	1.85
16	1.89	1.85
17	1.96	1.92
18	1.90	1.85
19	1.95	1.87
20	1.94	1.84
21	1.99	1.88
22	1.97	1.84
23	3.69	3.79
24	3.75	3.86
25	3.80	3.79
26	3.84	3.84
27	3.78	3.76
28	3.79	3.76
29	4.04	4.03
30	3.90	3.87
31	3.97	3.95
32	3.90	3.86
33	3.97	3.94
34	3.90	3.85
35	3.91	3.91
36	4.00	4.00
37	3.93	3.91
38	3.93	3.90
39	3.89	3.84
40	3.90	3.85
41	4.16	4.16
42	3.92	3.88
43	4.01	3.97
44	3.93	3.88
45	4.02	3.97
46	3.94	3.86
47	3.94	3.90
48	4.03	3.99
49	3.95	3.89
50	4.04	3.98
51	3.96	3.88
52	3.96	3.87
53	4.23	4.20
54	3.96	3.88
55	4.06	3.98
56	3.97	3.87
57	4.06	3.97
58	3.97	3.86
59	3.99	3.88
60	4.10	4.00
61	4.23	3.82
62	4.37	3.99
63	4.23	3.81
64	4.22	3.81
65	4.65	4.32
66	4.22	3.81
67	4.36	3.97
68	4.21	3.79
69	4.35	3.95
70	4.20	3.77
71	4.20	3.78
72	4.34	3.94
73	4.19	3.76
74	4.33	3.92
75	4.18	3.74
76	4.18	3.73
77	4.46	4.09
78	4.17	3.74
79	4.31	3.90
80	4.16	3.72
81	4.30	3.89

•	Assumes pricing prepayment assumption on page three, no losses, excludes basis risk shortfalls.

•	Static LIBOR: 1-month LIBOR equals 3.97% and 6-month LIBOR equals 4.30%.

•	Forward LIBOR: 1-month and 6-month LIBOR as of October 3, 2005 market close.

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust
Series 2005-4

Breakeven CDR Table

The tables below describe the Constant Default Rate (“CDR”), and the related cumulative loss on the Mortgage Loans that results in the first dollar of principal deficiency to the referenced Class. Calculations are run to maturity at forward LIBOR. Other assumptions incorporated include the following: (1) 100% of the Prepayment Assumption, (2) 40% loss severity, (3) 12-month lag from default to loss, (4) triggers fail (i.e., no stepdown).

	Forward LIBOR
	CDR Break %	Cumulative Loss %	WAL
Class M1	30.80	22.21	6.24
Class M2	24.20	19.14	7.14
Class M3	20.47	17.13	8.46
Class M4	17.88	15.60	9.44
Class M5	15.49	14.07	9.96
Class M6	13.42	12.64	10.63
Class M7	11.48	11.20	11.17
Class M8	10.06	10.08	12.13
Class M9	8.58	8.84	12.45
Class M10	7.56	7.95	13.40
Class M11	7.10	7.54	14.69

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

People’s Choice Home Loan Securities Trust
Series 2005-4

Banking Contacts

Name:	Telephone:	E-Mail:
Matt Perkins Senior Managing Director	(212) 272-7977	mperkins@bear.com

Brad Andres Managing Director	(212) 272-6887	bandreas@bear.com

Sally Kawana Vice President	(212) 272-3509	skawana@bear.com

Scott Tabor Analyst	(212) 272-5925	gtabor@bear.com

Trading / Syndicate Contacts

Name:	Telephone:	E-Mail:
Scott Eichel Senior Managing Director	(212) 272-5451	seichel@bear.com

Chris Scott Senior Managing Director	(212) 272-5451	cscott@bear.com

Keith Lind Associate Director	(212) 272-5451	klind@bear.com

Carol Fuller Senior Managing Director	(212) 272-4955	cfuller@bear.com

Angela Ward Vice President	(212) 272-4955	adward@bear.com

Rating Agency Contacts

Name:	Telephone:	E-Mail:
Moody’s Keren Gabay	(212) 553-2728	keren.gabay@moodys.com

Standard & Poors Michael McCormick	(212) 438-1937	michael_mccormick1@standardandpoors.com

Fitch Tiffany Yamaoka	(212) 908-0656	tiffany.yamaoka@fitchratings.com

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

BEAR, STEARNS & CO. INC.
ATLANTA • BOSTON • CHICAGO	ASSET-BACKED SECURITIES GROUP
DALLAS • LOS ANGELES • NEW YORK • SAN FRANCISCO	383 Madison Avenue
FRANKFURT • GENEVA • HONG KONG	New York, N.Y. 10179
LONDON • PARIS • TOKYO	(212) 272-2000; (212) 272-7294 fax

New Issue Computational Materials

(Part II of II)

$[1,117,169,000] (Approximate)

People’s Choice Home Loan Securities Trust 2005-4

Issuer

People’s Choice Home Loan Securities Corp.

Depositor

People’s Choice Funding, Inc.

Seller

October 14, 2005

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-4

Computational Materials

Collateral Summary: Aggregate

Total Number of Loans	5,821
Total Outstanding Loan Balance	$1,145,814,168
Average Loan Balance	$196,841
Fixed Rate	17.36%
Adjustable Rate	82.64%
Prepayment Penalty Coverage	90.65%
Weighted Average Coupon	7.369%
Weighted Average Margin	5.460%
Weighted Average Initial Periodic Cap	2.864%
Weighted Average Periodic Cap	1.000%
Weighted Average Maximum Rate	13.467%
Weighted Average Floor	7.331%
Weighted Average Original Term (mo.)	359
Weighted Average Remaining Term (mo.)	357
Weighted Average CLTV	85.65%
Weighted Average FICO	623

Product Type
2/28 ARM	69.10%
2/28 ARM Interest Only	11.08%
3/27 ARM	0.90%
3/27 ARM Interest Only	0.20%
5/25 ARM	1.36%
Fixed Rate	17.36%

Prepayment Penalty (years)
None	9.35%
6 Months	0.34%
1 Year	5.47%
2 Years	69.07%
3 Years	15.76%

Loans with Silent Seconds	29.71%

Geographic Distribution
(Other States account individually and Less than 5.00% of the Cut-Off Date aggregate principal balance)
California	43.53%
Florida	21.07%
Maryland	5.21%

Largest Zip Code Concentration
93906 – Salinas, CA

Occupancy Status
Primary Home	90.18%
Second Home	1.47%
Investment	8.34%

Loan Purpose
Purchase	41.76%
Cashout Refinance	55.76%
Rate/Term Refinance	2.48%

Lien Position
First Lien	97.46%
Second Lien	2.54%

Interest Only Period
60 Months	11.28%
None	88.72%

Documentation Type
Full	55.81%
Stated	35.39%
No Doc	3.08%
Limited	5.72%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-4

Computational Materials

Collateral Characteristics: Aggregate

Collateral characteristics listed below are as of the Cut-Off Date.

Scheduled Principal Balances

Current Balance ($)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
50,000 and Less	300	$11,722,453.14	1.02%
50,001 - 100,000	1,065	81,972,227.21	7.15
100,001 - 150,000	1,218	152,555,806.66	13.31
150,001 - 200,000	973	170,812,785.47	14.91
200,001 - 250,000	714	160,461,690.35	14.00
250,001 - 300,000	532	146,023,132.31	12.74
300,001 - 350,000	319	103,662,151.11	9.05
350,001 - 400,000	259	97,102,891.41	8.47
400,001 - 450,000	160	67,889,897.39	5.93
450,001 - 500,000	103	49,099,626.63	4.29
500,001 - 550,000	76	39,954,340.66	3.49
550,001 - 600,000	43	24,709,649.66	2.16
600,001 - 650,000	29	18,102,599.18	1.58
650,001 - 700,000	15	10,209,682.82	0.89
700,001 - 750,000	9	6,529,039.26	0.57
750,001 - 800,000	2	1,549,518.20	0.14
800,001 - 850,000	2	1,687,642.25	0.15
850,001 - 900,000	2	1,769,034.44	0.15

Total:	5,821	$1,145,814,168.15	100.00%

Minimum: $19,971

Maximum: $893,709

Average: $196,841

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-4

Computational Materials

Collateral Characteristics continued: Aggregate

Collateral characteristics listed below are as of the Cut-Off Date.

Mortgage Rates

Rate (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
5.001 - 5.250	2	$411,808.71	0.04%
5.251 - 5.500	22	7,125,521.79	0.62
5.501 - 5.750	54	15,709,977.74	1.37
5.751 - 6.000	216	56,633,226.60	4.94
6.001 - 6.250	230	62,018,682.78	5.41
6.251 - 6.500	443	111,360,918.99	9.72
6.501 - 6.750	478	113,168,901.00	9.88
6.751 - 7.000	744	175,717,930.85	15.34
7.001 - 7.250	381	83,811,767.41	7.31
7.251 - 7.500	514	108,032,506.92	9.43
7.501 - 7.750	374	73,604,062.67	6.42
7.751 - 8.000	579	107,774,031.84	9.41
8.001 - 8.250	206	35,062,948.55	3.06
8.251 - 8.500	290	50,507,211.19	4.41
8.501 - 8.750	196	27,488,569.64	2.40
8.751 - 9.000	256	36,143,226.22	3.15
9.001 - 9.250	137	17,692,322.67	1.54
9.251 - 9.500	113	12,481,320.58	1.09
9.501 - 9.750	119	11,002,753.32	0.96
9.751 - 10.000	234	20,311,466.25	1.77
10.001 - 10.250	68	6,509,116.09	0.57
10.251 - 10.500	50	5,517,557.65	0.48
10.501 - 10.750	52	3,059,278.89	0.27
10.751 - 11.000	45	3,118,633.78	0.27
11.001 - 11.250	5	694,033.43	0.06
11.251 - 11.500	4	236,331.25	0.02
11.501 - 11.750	4	227,456.40	0.02
11.751 - 12.000	2	176,824.87	0.02
12.251 - 12.500	1	124,000.00	0.01
12.751 - 13.000	1	41,380.07	0.00
13.501 and Greater	1	50,400.00	0.00

Total:	5,821	$1,145,814,168.15	100.00%

Minimum: 5.200%

Maximum: 14.300%

Weighted Average: 7.369%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-4

Computational Materials

Collateral Characteristics continued: Aggregate

Collateral characteristics listed below are as of the Cut-Off Date.

Original Terms to Stated Maturity

Original Term (Months)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
180	56	$5,973,359.83	0.52%
181 - 300	32	3,869,455.72	0.34
301 - 360	5,733	1,135,971,352.60	99.14

Total:	5,821	$1,145,814,168.15	100.00%

Minimum: 180

Maximum.: 360

Weighted Average: 359

Remaining Terms to Stated Maturity

Remaining Term (Months)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
177 - 180	56	$5,973,359.83	0.52%
181 - 300	32	3,869,455.72	0.34
301 - 360	5,733	1,135,971,352.60	99.14

Total:	5,821	$1,145,814,168.15	100.00%

Minimum: 177

Maximum: 360

Weighted Average: 357

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-4

Computational Materials

Collateral Characteristics continued: Aggregate

Collateral characteristics listed below are as of the Cut-Off Date.

Combined Loan- to-Value Ratio

Combined Loan-to-Value Ratio (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
10.01 - 20.00	8	$483,038.50	0.04%
20.01 - 30.00	16	1,475,440.60	0.13
30.01 - 40.00	67	9,076,907.21	0.79
40.01 - 50.00	125	19,830,838.47	1.73
50.01 - 60.00	266	44,887,570.74	3.92
60.01 - 70.00	576	103,921,930.62	9.07
70.01 - 80.00	1,086	211,951,534.70	18.50
80.01 - 90.00	1,507	305,491,286.78	26.66
90.01 - 100.00	2,170	448,695,620.53	39.16

Total:	5,821	$1,145,814,168.15	100.00%

Minimum: 11.79%

Maximum: 100.00%

Weighted Average: 85.65%

FICO Score

FICO Score	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
500	17	$2,681,438.88	0.23%
501 - 525	528	91,161,412.68	7.96
526 - 550	590	97,154,295.84	8.48
551 - 575	577	104,168,999.46	9.09
576 - 600	664	121,200,911.19	10.58
601 - 625	768	153,758,717.94	13.42
626 - 650	871	192,366,729.71	16.79
651 - 675	679	151,589,893.64	13.23
676 - 700	477	96,934,263.52	8.46
701 - 725	273	55,140,324.73	4.81
726 - 750	207	42,959,543.46	3.75
751 - 775	114	24,028,724.47	2.10
776 - 800	46	10,804,338.75	0.94
801 - 825	10	1,864,573.88	0.16

Total:	5,821	$1,145,814,168.15	100.00%

Minimum: 500

Maximum: 813

Weighted Average: 623

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-4

Computational Materials

Collateral Characteristics continued: Aggregate

Collateral characteristics listed below are as of the Cut-Off Date.

Lien Position

Lien Position	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
First Lien	5,441	$1,116,728,578.14	97.46%
Second Lien	380	29,085,590.01	2.54

Total:	5,821	$1,145,814,168.15	100.00%

Loan Purpose

Loan Purpose	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
Cash Out Refinance	3,322	$638,898,663.45	55.76%
Purchase	2,346	478,548,816.08	41.76
Rate/Term Refinance	153	28,366,688.62	2.48

Total:	5,821	$1,145,814,168.15	100.00%

Property Type

Property Type	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
Multi Family	312	$62,441,801.70	5.45%
Condominium	535	95,288,117.48	8.32
Modular Home	4	615,537.68	0.05
PUD	717	156,197,827.30	13.63
Single Family	4,253	831,270,883.99	72.55

Total:	5,821	$1,145,814,168.15	100.00%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-4

Computational Materials

Collateral Characteristics continued: Aggregate

Collateral characteristics listed below are as of the Cut-Off Date.

State

State	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
Alaska	1	$135,000.00	0.01%
Arizona	152	26,348,074.97	2.30
Arkansas	16	1,165,990.78	0.10
California	1,775	498,814,564.72	43.53
Colorado	39	6,095,703.33	0.53
Connecticut	84	13,729,040.08	1.20
Delaware	3	504,096.60	0.04
Florida	1,417	241,480,120.96	21.07
Georgia	94	13,717,058.15	1.20
Hawaii	117	30,749,683.32	2.68
Idaho	10	1,479,933.72	0.13
Illinois	268	46,269,706.55	4.04
Indiana	26	1,876,752.70	0.16
Iowa	6	634,370.36	0.06
Kansas	12	1,493,245.38	0.13
Kentucky	11	973,278.57	0.08
Louisiana	17	1,760,689.90	0.15
Maine	6	577,192.97	0.05
Maryland	288	59,669,252.99	5.21
Massachusetts	43	9,518,870.62	0.83
Michigan	233	24,979,877.09	2.18
Minnesota	21	3,778,834.57	0.33
Mississippi	26	2,238,777.06	0.20
Missouri	85	10,835,419.65	0.95
Montana	2	266,369.78	0.02
Nebraska	3	504,979.13	0.04
Nevada	178	37,904,430.76	3.31
New Mexico	40	5,133,308.30	0.45
North Carolina	32	4,304,261.08	0.38
Ohio	217	20,296,874.85	1.77
Oklahoma	28	2,479,803.78	0.22
Oregon	30	5,243,588.79	0.46
Pennsylvania	148	14,694,774.07	1.28
Rhode Island	9	1,533,879.23	0.13
South Carolina	59	7,039,736.75	0.61
Tennessee	50	5,504,777.26	0.48
Texas	144	18,126,723.04	1.58
Utah	11	1,867,904.91	0.16
Virginia	16	3,913,455.84	0.34
Washington	81	14,547,961.16	1.27
Wisconsin	19	3,103,906.08	0.27
Wyoming	4	521,898.30	0.05

Total:	5,821	$1,145,814,168.15	100.00%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-4

Computational Materials

Collateral Characteristics continued: Aggregate

Collateral characteristics listed below are as of the Cut-Off Date.

Documentation Type

Documentation Type	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
Full/Alternative	3,454	$639,460,666.73	55.81%
Limited	290	65,484,126.38	5.72
No Income/Verified Assets	137	35,312,972.78	3.08
Stated Income	1,940	405,556,402.26	35.39

Total:	5,821	$1,145,814,168.15	100.00%

Gross Margin

Gross Margin (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
0.010 - 2.000	1	$496,000.00	0.05%
2.501 - 3.000	10	1,914,780.04	0.20
3.001 - 3.500	238	49,955,138.87	5.28
3.501 - 4.000	31	5,645,449.74	0.60
4.001 - 4.500	31	4,598,944.42	0.49
4.501 - 5.000	9	1,357,283.07	0.14
5.001 - 5.500	1,277	303,042,335.45	32.00
5.501 - 6.000	2,381	507,761,640.59	53.62
6.001 - 6.500	115	20,540,507.18	2.17
6.501 - 7.000	240	40,185,591.47	4.24
7.001 and Greater	62	11,392,856.89	1.20

Total:	4,395	$946,890,527.72	100.00%

Minimum: 2.000%

Maximum: 7.250%

Weighted Average: 5.460%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-4

Computational Materials

Collateral Characteristics continued: Aggregate

Collateral characteristics listed below are as of the Cut-Off Date.

Initial Periodic Rate Cap

Initial Periodic Rate Cap (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
2.000	421	$129,002,321.97	13.62%
3.000	3,974	817,888,205.75	86.38

Total:	4,395	$946,890,527.72	100.00%

Minimum: 2.000%

Maximum: 3.000%

Weighted Average: 2.864%

Periodic Rate Cap

Periodic Rate Cap (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
1.000	4,395	$946,890,527.72	100.00%

Total:	4,395	$946,890,527.72	100.00%

Minimum: 1.000%

Maximum: 1.000%

Weighted Average: 1.000%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-4

Computational Materials

Collateral Characteristics continued: Aggregate

Collateral characteristics listed below are as of the Cut-Off Date.

Maximum Rate

Maximum Rate (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
11.001 - 11.500	10	$2,369,289.85	0.25%
11.501 - 12.000	138	37,050,159.65	3.91
12.001 - 12.500	379	100,089,617.55	10.57
12.501 - 13.000	885	219,674,266.57	23.20
13.001 - 13.500	807	193,416,870.90	20.43
13.501 - 14.000	903	194,561,616.19	20.55
14.001 - 14.500	475	90,449,383.31	9.55
14.501 - 15.000	408	61,999,152.86	6.55
15.001 - 15.500	180	24,129,727.01	2.55
15.501 - 16.000	129	14,430,543.31	1.52
16.001 - 16.500	48	6,687,734.17	0.71
16.501 - 17.000	23	1,383,353.07	0.15
17.001 - 17.500	6	487,928.78	0.05
17.501 - 18.000	4	160,884.50	0.02

Total:	4,395	$946,890,527.72	100.00%

Minimum: 11.200%

Maximum: 17.850%

Weighted Average: 13.467%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-4

Computational Materials

Collateral Characteristics continued: Aggregate

Collateral characteristics listed below are as of the Cut-Off Date.

Floor

Floor (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
5.500 and Less	19	$6,192,463.88	0.65%
5.501 - 6.000	208	59,119,064.66	6.24
6.001 - 6.500	501	138,509,250.56	14.63
6.501 - 7.000	950	238,859,786.09	25.23
7.001 - 7.500	721	163,513,707.67	17.27
7.501 - 8.000	794	159,459,124.22	16.84
8.001 - 8.500	430	78,095,386.89	8.25
8.501 - 9.000	385	56,715,107.90	5.99
9.001 - 9.500	180	24,107,477.01	2.55
9.501 - 10.000	127	13,828,758.32	1.46
10.001 - 10.500	48	6,496,634.17	0.69
10.501 - 11.000	23	1,383,353.07	0.15
11.001 - 11.500	5	449,528.78	0.05
11.501 - 12.000	4	160,884.50	0.02

Total:	4,395	$946,890,527.72	100.00%

Minimum: 5.200%

Maximum: 11.850%

Weighted Average: 7.331%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-4

Computational Materials

Collateral Characteristics continued: Aggregate

Collateral characteristics listed below are as of the Cut-Off Date.

Next Rate Adjustment Date

Next Rate Adjustment Date	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
2007 - 04	1	$53,819.29	0.01%
2007 - 06	18	3,299,714.52	0.35
2007 - 07	1,206	264,727,668.67	27.96
2007 - 08	1,241	279,778,771.99	29.55
2007 - 09	851	169,008,925.73	17.85
2007 - 10	943	201,802,885.76	21.31
2008 - 07	13	2,396,057.90	0.25
2008 - 08	22	4,456,660.07	0.47
2008 - 09	12	2,175,631.34	0.23
2008 - 10	18	3,622,370.00	0.38
2010 - 07	20	3,936,038.76	0.42
2010 - 08	20	4,601,580.81	0.49
2010 - 09	12	2,822,552.88	0.30
2010 - 10	18	4,207,850.00	0.44

Total:	4,395	$946,890,527.72	100.00%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-4

Computational Materials

Collateral Summary: Group I

Total Number of Loans	2,356
Total Outstanding Loan Balance	$575,183,748
Average Loan Balance	$244,136
Fixed Rate	16.53%
Adjustable Rate	83.47%
Prepayment Penalty Coverage	90.16%
Weighted Average Coupon	7.344%
Weighted Average Margin	5.440%
Weighted Average Initial Periodic Cap	2.807%
Weighted Average Periodic Cap	1.000%
Weighted Average Maximum Rate	13.364%
Weighted Average Floor	7.170%
Weighted Average Original Term (mo.)	359
Weighted Average Remaining Term (mo.)	358
Weighted Average CLTV	90.62%
Weighted Average FICO	634

Product Type
2/28 ARM	65.56%
2/28 ARM Interest Only	15.94%
3/27 ARM	0.77%
3/27 ARM Interest Only	0.25%
5/25 ARM	0.95%
Fixed Rate	16.53%

Prepayment Penalty (years)
None	9.84%
6 Months	0.38%
1 Year	5.97%
2 Years	71.11%
3 Years	12.71%

Geographic Distribution
(Other States account individually and Less than 5.00% of the Cut-Off Date aggregate principal balance)
California	54.95%
Florida	19.49%

Largest Zip Code Concentration
93906 - Salinas, CA

Occupancy Status
Primary Home	95.48%
Second Home	0.62%
Investment	3.90%

Loan Purpose
Purchase	61.19%
Cashout Refinance	36.84%
Rate/Term Refinance	1.97%

Lien Position
First Lien	95.47%
Second Lien	4.53%

Interest Only Period
60 Months	16.19%
None	83.81%

Documentation Type
Full	53.48%
Stated	36.48%
Limited	6.98%
No Documentation	3.06%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-4

Computational Materials

Collateral Characteristics: Group I

Collateral characteristics listed below are as of the Cut-Off Date.

Scheduled Principal Balances

Current Balance ($)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
0 - 50,000	83	$3,288,842.12	0.57%
50,001 - 100,000	383	29,939,745.98	5.21
100,001 - 150,000	425	52,896,679.49	9.20
150,001 - 200,000	278	48,829,022.19	8.49
200,001 - 250,000	220	49,574,249.54	8.62
250,001 - 300,000	193	52,719,159.60	9.17
300,001 - 350,000	127	41,248,135.25	7.17
350,001 - 400,000	227	85,433,194.30	14.85
400,001 - 450,000	155	65,722,190.36	11.43
450,001 - 500,000	96	45,724,078.29	7.95
500,001 - 550,000	68	35,803,829.46	6.22
550,001 - 600,000	42	24,157,105.46	4.20
600,001 - 650,000	29	18,102,599.18	3.15
650,001 - 700,000	15	10,209,682.82	1.78
700,001 - 750,000	9	6,529,039.26	1.14
750,001 - 800,000	2	1,549,518.20	0.27
800,001 - 850,000	2	1,687,642.25	0.29
850,001 - 900,000	2	1,769,034.44	0.31

Total:	2,356	$575,183,748.19	100.00%

Minimum.: $19,971

Maximum: $893,709

Average.: $244,136

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-4

Computational Materials

Collateral Characteristics continued: Group I

Collateral characteristics listed below are as of the Cut-Off Date.

Mortgage Rates

Rate (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
5.251 - 5.500	8	$3,464,768.47	0.60%
5.501 - 5.750	22	8,634,430.29	1.50
5.751 - 6.000	66	24,685,181.19	4.29
6.001 - 6.250	92	33,234,383.34	5.78
6.251 - 6.500	139	52,049,103.70	9.05
6.501 - 6.750	168	54,669,128.41	9.50
6.751 - 7.000	224	76,279,241.47	13.26
7.001 - 7.250	219	54,039,683.39	9.40
7.251 - 7.500	231	58,672,969.58	10.20
7.501 - 7.750	268	54,269,522.90	9.44
7.751 - 8.000	379	74,674,260.46	12.98
8.001 - 8.250	45	12,607,879.58	2.19
8.251 - 8.500	57	16,723,583.59	2.91
8.501 - 8.750	19	4,044,876.72	0.70
8.751 - 9.000	41	7,645,442.89	1.33
9.001 - 9.250	36	5,810,036.35	1.01
9.251 - 9.500	34	3,674,433.85	0.64
9.501 - 9.750	36	4,346,640.89	0.76
9.751 - 10.000	145	13,197,179.68	2.29
10.001 - 10.250	39	4,348,429.13	0.76
10.251 - 10.500	28	3,217,940.27	0.56
10.501 - 10.750	29	2,159,263.57	0.38
10.751 - 11.000	23	1,836,735.80	0.32
11.001 - 11.250	3	409,859.15	0.07
11.251 - 11.500	1	70,976.75	0.01
11.501 - 11.750	1	115,527.99	0.02
11.751 - 12.000	1	127,868.78	0.02
12.251 - 12.500	1	124,000.00	0.02
13.501 and Greater	1	50,400.00	0.01

Total:	2,356	$575,183,748.19	100.00%

Minimum.: 5.300

Maximum: 14.300

Weighted Average: 7.344

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-4

Computational Materials

Collateral Characteristics continued: Group I

Collateral characteristics listed below are as of the Cut-Off Date.

Original Terms to Stated Maturity

Original Term (Months)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
0 - 180	15	$1,213,919.48	0.21%
181 - 300	9	1,327,719.58	0.23
301 - 360	2,332	572,642,109.13	99.56

Total:	2,356	$575,183,748.19	100.00%

Minimum: 180

Maximum.: 360

Weighted Average: 359

Remaining Terms to Stated Maturity

Remaining Term (Months)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
177 - 180	15	$1,213,919.48	0.21%
181 - 300	9	1,327,719.58	0.23
301 - 360	2,332	572,642,109.13	99.56

Total:	2,356	$575,183,748.19	100.00%

Minimum: 177

Maximum: 360

Weighted Average: 358

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-4

Computational Materials

Collateral Characteristics continued: Group I

Collateral characteristics listed below are as of the Cut-Off Date.

Combined Loan- to-Value Ratio

Combined Loan-to-Value Ratio (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
20.01 - 30.00	3	$373,114.26	0.06%
30.01 - 40.00	12	2,085,923.12	0.36
40.01 - 50.00	24	3,203,338.60	0.56
50.01 - 60.00	44	8,309,979.76	1.44
60.01 - 70.00	133	29,458,243.14	5.12
70.01 - 80.00	319	81,601,376.39	14.19
80.01 - 90.00	490	128,420,578.87	22.33
90.01 - 100.00	1,331	321,731,194.05	55.94

Total:	2,356	$575,183,748.19	100.00%

Minimum.: 25.00%

Maximum: 100.00%

Weighted Average: 90.62%

FICO Score

FICO Score	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
500	3	$542,804.49	0.09%
501 - 525	190	37,788,008.74	6.57
526 - 550	199	37,144,893.64	6.46
551 - 575	163	41,646,507.19	7.24
576 - 600	226	51,484,764.37	8.95
601 - 625	281	69,189,331.67	12.03
626 - 650	374	106,567,978.91	18.53
651 - 675	310	85,339,709.67	14.84
676 - 700	233	54,167,894.58	9.42
701 - 725	157	37,331,537.89	6.49
726 - 750	115	27,646,045.48	4.81
751 - 775	71	16,896,219.90	2.94
776 - 800	26	7,947,979.04	1.38
801 - 825	8	1,490,072.62	0.26

Total:	2,356	$575,183,748.19	100.00%

Minimum.: 500

Maximum.: 813

Weighted Average: 634

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-4

Computational Materials

Collateral Characteristics continued: Group I

Collateral characteristics listed below are as of the Cut-Off Date.

Lien Position

Lien Position	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
First Lien	2,050	$549,128,543.28	95.47%
Second Lien	306	26,055,204.91	4.53

Total:	2,356	$575,183,748.19	100.00%

Loan Purpose

Loan Purpose	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
Cash Out Refinance	873	$211,920,951.74	36.84%
Purchase	1,437	351,928,659.31	61.19
Rate/Term Refinance	46	11,334,137.14	1.97

Total:	2,356	$575,183,748.19	100.00%

Property Type

Property Type	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
Multi Family	101	$23,794,210.06	4.14%
Condominium	250	51,014,247.32	8.87
PUD	318	81,336,585.95	14.14
Single Family	1,687	419,038,704.86	72.85

Total:	2,356	$575,183,748.19	100.00%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-4

Computational Materials

Collateral Characteristics continued: Group I

Collateral characteristics listed below are as of the Cut-Off Date.

State

State	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
Arizona	40	$7,281,597.41	1.27%
Arkansas	5	426,763.98	0.07
California	974	316,048,601.85	54.95
Colorado	7	1,001,433.45	0.17
Connecticut	23	4,647,724.83	0.81
Florida	577	112,118,171.69	19.49
Georgia	38	6,051,623.37	1.05
Hawaii	30	9,941,261.33	1.73
Idaho	6	866,934.89	0.15
Illinois	99	18,562,813.06	3.23
Indiana	8	500,652.22	0.09
Iowa	2	152,819.25	0.03
Kansas	3	497,095.58	0.09
Kentucky	2	185,130.04	0.03
Louisiana	3	298,734.50	0.05
Maine	1	101,926.54	0.02
Maryland	90	22,031,493.19	3.83
Massachusetts	17	3,124,620.36	0.54
Michigan	49	6,946,619.18	1.21
Minnesota	6	1,385,694.97	0.24
Mississippi	7	591,569.90	0.10
Missouri	23	4,365,670.08	0.76
Nebraska	1	147,395.89	0.03
Nevada	56	14,610,102.60	2.54
New Mexico	8	1,266,222.47	0.22
North Carolina	13	2,166,204.83	0.38
Ohio	64	6,895,548.79	1.20
Oklahoma	8	1,139,815.51	0.20
Oregon	9	1,981,855.73	0.34
Pennsylvania	40	5,013,272.38	0.87
Rhode Island	4	741,341.08	0.13
South Carolina	20	2,854,426.68	0.50
Tennessee	16	2,147,382.77	0.37
Texas	69	11,052,103.25	1.92
Utah	4	1,038,194.08	0.18
Virginia	3	850,943.99	0.15
Washington	24	5,309,992.92	0.92
Wisconsin	4	531,457.73	0.09
Wyoming	3	308,535.82	0.05

Total:	2,356	$575,183,748.19	100.00%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-4

Computational Materials

Collateral Characteristics continued: Group I

Collateral characteristics listed below are as of the Cut-Off Date.

Documentation Type

Documentation Type	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
Full/Alternative	1,351	$307,609,152.36	53.48%
Limited	139	40,138,834.75	6.98
No Income/Verified Assets	47	17,618,376.21	3.06
Stated Income	819	209,817,384.87	36.48

Total:	2,356	$575,183,748.19	100.00%

Gross Margin

Gross Margin (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
0.010 - 2.000	1	$496,000.00	0.10%
3.001 - 3.500	60	19,000,074.56	3.96
3.501 - 4.000	12	2,465,657.81	0.51
4.001 - 4.500	13	1,924,081.16	0.40
4.501 - 5.000	1	428,800.00	0.09
5.001 - 5.500	501	159,439,287.75	33.21
5.501 - 6.000	957	274,901,725.83	57.26
6.001 - 6.500	24	6,319,998.05	1.32
6.501 - 7.000	56	13,348,082.98	2.78
7.001 and Greater	10	1,784,287.55	0.37

Total:	1,635	$480,107,995.69	100.00%

Minimum.: 2.000%

Maximum: 7.250%

Weighted Average: 5.440%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-4

Computational Materials

Collateral Characteristics continued: Group I

Collateral characteristics listed below are as of the Cut-Off Date.

Initial Periodic Rate Cap

Initial Periodic Rate Cap (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
2.000	260	$92,893,297.45	19.35%
3.000	1,375	387,214,698.24	80.65

Total:	1,635	$480,107,995.69	100.00%

Minimum.: 2.000%

Maximum.: 3.000%

Weighted Average: 2.807%

Periodic Rate Cap

Periodic Rate Cap (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
1.000	1,635	$480,107,995.69	100.00%

Total:	1,635	$480,107,995.69	100.00%

Minimum.: 1.000%

Maximum.: 1.000%

Weighted Average: 1.000%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-4

Computational Materials

Collateral Characteristics continued: Group I

Collateral characteristics listed below are as of the Cut-Off Date.

Maximum Rate

Maximum Rate (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
11.001 - 11.500	1	$382,758.77	0.08%
11.501 - 12.000	42	15,984,432.84	3.33
12.001 - 12.500	144	51,203,038.03	10.66
12.501 - 13.000	333	109,730,268.74	22.86
13.001 - 13.500	350	110,184,068.65	22.95
13.501 - 14.000	563	132,646,190.19	27.63
14.001 - 14.500	108	35,729,713.75	7.44
14.501 - 15.000	58	14,405,255.86	3.00
15.001 - 15.500	17	4,695,073.51	0.98
15.501 - 16.000	12	2,727,876.66	0.57
16.001 - 16.500	5	2,308,918.69	0.48
16.501 - 17.000	1	72,000.00	0.01
17.001 - 17.500	1	38,400.00	0.01

Total:	1,635	$480,107,995.69	100.00%

Minimum.: 11.500%

Maximum.: 17.250%

Weighted Average: 13.364%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-4

Computational Materials

Collateral Characteristics continued: Group I

Collateral characteristics listed below are as of the Cut-Off Date.

Floor

Floor (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
5.500 and Less	7	$3,096,035.45	0.64%
5.501 - 6.000	82	30,389,881.49	6.33
6.001 - 6.500	219	80,290,517.74	16.72
6.501 - 7.000	373	124,393,994.57	25.91
7.001 - 7.500	300	88,237,933.56	18.38
7.501 - 8.000	504	108,588,635.66	22.62
8.001 - 8.500	77	25,875,092.45	5.39
8.501 - 9.000	37	9,393,635.91	1.96
9.001 - 9.500	17	4,695,073.51	0.98
9.501 - 10.000	12	2,727,876.66	0.57
10.001 - 10.500	6	2,347,318.69	0.49
10.501 - 11.000	1	72,000.00	0.01

Total:	1,635	$480,107,995.69	100.00%

Minimum.: 5.400%

Maximum.: 10.650%

Weighted Average: 7.170%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-4

Computational Materials

Collateral Characteristics continued: Group I

Collateral characteristics listed below are as of the Cut-Off Date.

Next Rate Adjustment Date

Next Rate Adjustment Date	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
2007 - 06	7	$1,906,413.12	0.40%
2007 - 07	455	137,408,833.85	28.62
2007 - 08	483	146,378,180.83	30.49
2007 - 09	317	85,549,556.64	17.82
2007 - 10	334	97,523,432.70	20.31
2008 - 07	5	1,316,430.81	0.27
2008 - 08	7	2,226,965.14	0.46
2008 - 09	2	389,184.37	0.08
2008 - 10	5	1,957,400.00	0.41
2010 - 07	6	1,104,124.64	0.23
2010 - 08	6	2,063,889.82	0.43
2010 - 09	4	1,218,083.77	0.25
2010 - 10	4	1,065,500.00	0.22

Total:	1,635	$480,107,995.69	100.00%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-4

Computational Materials

Collateral Summary: Group II

Total Number of Loans	3,456
Total Outstanding Loan Balance	$570,630,420
Average Loan Balance	$164,684
Fixed Rate	18.20%
Adjustable Rate	81.80%
Prepayment Penalty Coverage	91.14%
Weighted Average Coupon	7.394%
Weighted Average Margin	5.480%
Weighted Average Initial Periodic Cap	2.923%
Weighted Average Periodic Cap	1.000%
Weighted Average Maximum Rate	13.573%
Weighted Average Floor	7.496%
Weighted Average Original Term (mo.)	358
Weighted Average Remaining Term (mo.)	356
Weighted Average CLTV	80.63%
Weighted Average FICO	611

Product Type
2/28 ARM	72.67%
2/28 ARM Interest Only	6.17%
3/27 ARM	1.03%
3/27 ARM Interest Only	0.15%
5/25 ARM	1.77%
Fixed Rate	18.20%

Prepayment Penalty (years)
None	8.86%
6 Months	0.31%
1 Year	4.96%
2 Years	67.02%
3 Years	18.84%

Geographic Distribution
(Other States account individually and Less than 5.00% of the Cut-Off Date aggregate principal balance)
California	32.03%
Florida	22.67%
Maryland	6.60%

Largest Zip Code Concentration
90220 – Compton, CA

Occupancy Status
Primary Home	84.84%
Second Home	2.34%
Investment	12.82%

Loan Purpose
Purchase	22.19%
Cashout Refinance	74.83%
Rate/Term Refinance	2.98%

Lien Position
First Lien	99.47%
Second Lien	0.53%

Interest Only Period
60 Months	6.33%
None	92.77%

Documentation Type
Full	58.16%
Stated	34.30%
Limited	4.44%
No Documentation	3.10%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-4

Computational Materials

Collateral Characteristics: Group II

Collateral characteristics listed below are as of the Cut-Off Date.

Scheduled Principal Balances

Current Balance ($)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
0 - 50,000	217	$8,433,611.02	1.48%
50,001 - 100,000	682	52,032,481.23	9.12
100,001 - 150,000	793	99,659,127.17	17.46
150,001 - 200,000	695	121,983,763.28	21.38
200,001 - 250,000	494	110,887,440.81	19.43
250,001 - 300,000	339	93,303,972.71	16.35
300,001 - 350,000	192	62,414,015.86	10.94
350,001 - 400,000	32	11,669,697.11	2.05
400,001 - 450,000	5	2,167,707.03	0.38
450,001 - 500,000	7	3,375,548.34	0.59
500,001 - 550,000	8	4,150,511.20	0.73
550,001 - 600,000	1	552,544.20	0.10

Total:	3,465	$570,630,419.96	100.00%

Minimum.: $19,983

Maximum: $552,544

Average.: $164,684

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-4

Computational Materials

Collateral Characteristics continued: Group II

Collateral characteristics listed below are as of the Cut-Off Date.

Mortgage Rates

Rate (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
5.001 - 5.250	2	$411,808.71	0.07%
5.251 - 5.500	14	3,660,753.32	0.64
5.501 - 5.750	32	7,075,547.45	1.24
5.751 - 6.000	150	31,948,045.41	5.60
6.001 - 6.250	138	28,784,299.44	5.04
6.251 - 6.500	304	59,311,815.29	10.39
6.501 - 6.750	310	58,499,772.59	10.25
6.751 - 7.000	520	99,438,689.38	17.43
7.001 - 7.250	162	29,772,084.02	5.22
7.251 - 7.500	283	49,359,537.34	8.65
7.501 - 7.750	106	19,334,539.77	3.39
7.751 - 8.000	200	33,099,771.38	5.80
8.001 - 8.250	161	22,455,068.97	3.94
8.251 - 8.500	233	33,783,627.60	5.92
8.501 - 8.750	177	23,443,692.92	4.11
8.751 - 9.000	215	28,497,783.33	4.99
9.001 - 9.250	101	11,882,286.32	2.08
9.251 - 9.500	79	8,806,886.73	1.54
9.501 - 9.750	83	6,656,112.43	1.17
9.751 - 10.000	89	7,114,286.57	1.25
10.001 - 10.250	29	2,160,686.96	0.38
10.251 - 10.500	22	2,299,617.38	0.40
10.501 - 10.750	23	900,015.32	0.16
10.751 - 11.000	22	1,281,897.98	0.22
11.001 - 11.250	2	284,174.28	0.05
11.251 - 11.500	3	165,354.50	0.03
11.501 - 11.750	3	111,928.41	0.02
11.751 - 12.000	1	48,956.09	0.01
12.751 - 13.000	1	41,380.07	0.01

Total:	3,465	$570,630,419.96	100.00%

Minimum.: 5.200%

Maximum: 12.800%

Weighted Average: 7.394%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-4

Computational Materials

Collateral Characteristics continued: Group II

Collateral characteristics listed below are as of the Cut-Off Date.

Original Terms to Stated Maturity

Original Term (Months)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
180	41	$4,759,440.35	0.83%
181 - 300	23	2,541,736.14	0.45
301 - 360	3,401	563,329,243.47	98.72

Total:	3,465	$570,630,419.96	100.00%

Minimum: 180

Maximum.: 360

Weighted Average: 358

Remaining Terms to Stated Maturity

Remaining Term (Months)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
177 - 180	41	$4,759,440.35	0.83%
181 - 300	23	2,541,736.14	0.45
301 - 360	3,401	563,329,243.47	98.72

Total:	3,465	$570,630,419.96	100.00%

Minimum: 177

Maximum: 360

Weighted Average: 356

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-4

Computational Materials

Collateral Characteristics continued: Group II

Collateral characteristics listed below are as of the Cut-Off Date.

Combined Loan- to-Value Ratio

Combined Loan-to-Value Ratio (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
10.01 - 20.00	8	$483,038.50	0.08%
20.01 - 30.00	13	1,102,326.34	0.19
30.01 - 40.00	55	6,990,984.09	1.23
40.01 - 50.00	101	16,627,499.87	2.91
50.01 - 60.00	222	36,577,590.98	6.41
60.01 - 70.00	443	74,463,687.48	13.05
70.01 - 80.00	767	130,350,158.31	22.84
80.01 - 90.00	1,017	177,070,707.91	31.03
90.01 - 100.00	839	126,964,426.48	22.25

Total:	3,465	$570,630,419.96	100.00%

Minimum.: 11.79%

Maximum: 100.00%

Weighted Average: 80.63%

FICO Score

FICO Score	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
500	14	$2,138,634.39	0.37%
501 - 525	338	53,373,403.94	9.35
526 - 550	391	60,009,402.20	10.52
551 - 575	414	62,522,492.27	10.96
576 - 600	438	69,716,146.82	12.22
601 - 625	487	84,569,386.27	14.82
626 - 650	497	85,798,750.80	15.04
651 - 675	369	66,250,183.97	11.61
676 - 700	244	42,766,368.94	7.49
701 - 725	116	17,808,786.84	3.12
726 - 750	92	15,313,497.98	2.68
751 - 775	43	7,132,504.57	1.25
776 - 800	20	2,856,359.71	0.50
801 - 825	2	374,501.26	0.07

Total:	3,465	$570,630,419.96	100.00%

Minimum.: 500

Maximum.: 810

Weighted Average: 611

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-4

Computational Materials

Collateral Characteristics continued: Group II

Collateral characteristics listed below are as of the Cut-Off Date.

Lien Position

Lien Position	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
First Lien	3,391	$567,600,034.86	99.47%
Second Lien	74	3,030,385.10	0.53

Total:	3,465	$570,630,419.96	100.00%

Loan Purpose

Loan Purpose	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
Cash Out Refinance	2,449	$426,977,711.71	74.83%
Purchase	909	126,620,156.77	22.19
Rate/Term Refinance	107	17,032,551.48	2.98

Total:	3,465	$570,630,419.96	100.00%

Property Type

Property Type	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
Multi Family	211	$38,647,591.64	6.77%
Condominium	285	44,273,870.16	7.76
Mobile Home	4	615,537.68	0.11
PUD	399	74,861,241.35	13.12
Single Family	2,566	412,232,179.13	72.24

Total:	3,465	$570,630,419.96	100.00%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-4

Computational Materials

Collateral Characteristics continued: Group II

Collateral characteristics listed below are as of the Cut-Off Date.

State

State	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
Alaska	1	$135,000.00	0.02%
Arizona	112	19,066,477.56	3.34
Arkansas	11	739,226.80	0.13
California	801	182,765,962.87	32.03
Colorado	32	5,094,269.88	0.89
Connecticut	61	9,081,315.25	1.59
Delaware	3	504,096.60	0.09
Florida	840	129,361,949.27	22.67
Georgia	56	7,665,434.78	1.34
Hawaii	87	20,808,421.99	3.65
Idaho	4	612,998.83	0.11
Illinois	169	27,706,893.49	4.86
Indiana	18	1,376,100.48	0.24
Iowa	4	481,551.11	0.08
Kansas	9	996,149.80	0.17
Kentucky	9	788,148.53	0.14
Louisiana	14	1,461,955.40	0.26
Maine	5	475,266.43	0.08
Maryland	198	37,637,759.80	6.60
Massachusetts	26	6,394,250.26	1.12
Michigan	184	18,033,257.91	3.16
Minnesota	15	2,393,139.60	0.42
Mississippi	19	1,647,207.16	0.29
Missouri	62	6,469,749.57	1.13
Montana	2	266,369.78	0.05
Nebraska	2	357,583.24	0.06
Nevada	122	23,294,328.16	4.08
New Mexico	32	3,867,085.83	0.68
North Carolina	19	2,138,056.25	0.37
Ohio	153	13,401,326.06	2.35
Oklahoma	20	1,339,988.27	0.23
Oregon	21	3,261,733.06	0.57
Pennsylvania	108	9,681,501.69	1.70
Rhode Island	5	792,538.15	0.14
South Carolina	39	4,185,310.07	0.73
Tennessee	34	3,357,394.49	0.59
Texas	75	7,074,619.79	1.24
Utah	7	829,710.83	0.15
Virginia	13	3,062,511.85	0.54
Washington	57	9,237,968.24	1.62
Wisconsin	15	2,572,448.35	0.45
Wyoming	1	213,362.48	0.04

Total:	3,465	$570,630,419.96	100.00%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-4

Computational Materials

Collateral Characteristics continued: Group II

Collateral characteristics listed below are as of the Cut-Off Date.

Documentation Type

Documentation Type	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
Full/Alternative	2,103	$331,851,514.37	58.16%
Limited	151	25,345,291.63	4.44
No Income/Verified Assets	90	17,694,596.57	3.10
Stated Income	1,121	195,739,017.39	34.30

Total:	3,465	$570,630,419.96	100.00%

Gross Margin

Gross Margin (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
2.501 - 3.000	10	$1,914,780.04	0.41%
3.001 - 3.500	178	30,955,064.31	6.63
3.501 - 4.000	19	3,179,791.93	0.68
4.001 - 4.500	18	2,674,863.26	0.57
4.501 - 5.000	8	928,483.07	0.20
5.001 - 5.500	776	143,603,047.70	30.76
5.501 - 6.000	1,424	232,859,914.76	49.89
6.001 - 6.500	91	14,220,509.13	3.05
6.501 - 7.000	184	26,837,508.49	5.75
7.001 and Greater	52	9,608,569.34	2.06

Total:	2,760	$466,782,532.03	100.00%

Minimum.: 2.950%

Maximum: 7.250%

Weighted Average: 5.480%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-4

Computational Materials

Collateral Characteristics continued: Group II

Collateral characteristics listed below are as of the Cut-Off Date.

Initial Periodic Rate Cap

Initial Periodic Rate Cap (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
2.000	161	$36,109,024.52	7.74%
3.000	2,599	430,673,507.51	92.26

Total:	2,760	$466,782,532.03	100.00%

Minimum.: 2.000%

Maximum.: 3.000%

Weighted Average: 2.923%

Periodic Rate Cap

Periodic Rate Cap (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
1.000	2,760	$466,782,532.03	100.00%

Total:	2,760	$466,782,532.03	100.00%

Minimum.: 1.000%

Maximum.: 1.000%

Weighted Average: 1.000%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-4

Computational Materials

Collateral Characteristics continued: Group II

Collateral characteristics listed below are as of the Cut-Off Date.

Maximum Rate

Maximum Rate (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
11.001 - 11.500	9	$1,986,531.08	0.43%
11.501 - 12.000	96	21,065,726.81	4.51
12.001 - 12.500	235	48,886,579.52	10.47
12.501 - 13.000	552	109,943,997.83	23.55
13.001 - 13.500	457	83,232,802.25	17.83
13.501 - 14.000	340	61,915,426.00	13.26
14.001 - 14.500	367	54,719,669.56	11.72
14.501 - 15.000	350	47,593,897.00	10.20
15.001 - 15.500	163	19,434,653.50	4.16
15.501 - 16.000	117	11,702,666.65	2.51
16.001 - 16.500	43	4,378,815.48	0.94
16.501 - 17.000	22	1,311,353.07	0.28
17.001 - 17.500	5	449,528.78	0.10
17.501 - 18.000	4	160,884.50	0.03

Total:	2,760	$466,782,532.03	100.00%

Minimum.: 11.200%

Maximum.: 17.850%

Weighted Average: 13.573%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-4

Computational Materials

Collateral Characteristics continued: Group II

Collateral characteristics listed below are as of the Cut-Off Date.

Floor

Floor (%)	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
5.500 and Less	12	$3,096,428.43	0.66%
5.501 - 6.000	126	28,729,183.17	6.15
6.001 - 6.500	282	58,218,732.82	12.47
6.501 - 7.000	577	114,465,791.52	24.52
7.001 - 7.500	421	75,275,774.11	16.13
7.501 - 8.000	290	50,870,488.56	10.90
8.001 - 8.500	353	52,220,294.44	11.19
8.501 - 9.000	348	47,321,471.99	10.14
9.001 - 9.500	163	19,412,403.50	4.16
9.501 - 10.000	115	11,100,881.66	2.38
10.001 - 10.500	42	4,149,315.48	0.89
10.501 - 11.000	22	1,311,353.07	0.28
11.001 - 11.500	5	449,528.78	0.10
11.501 - 12.000	4	160,884.50	0.03

Total:	2,760	$466,782,532.03	100.00%

Minimum.: 5.200%

Maximum.: 11.850%

Weighted Average: 7.496%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

People’s Choice 2005-4

Computational Materials

Collateral Characteristics continued: Group II

Collateral characteristics listed below are as of the Cut-Off Date.

Next Rate Adjustment Date

Next Rate Adjustment Date	No. of Loans	Total Current Balance ($)	% of Cut-Off Date Principal Balance
2007-04	1	$53,819.29	0.01%
2007-06	11	1,393,301.40	0.30
2007-07	751	127,318,834.82	27.28
2007-08	758	133,400,591.16	28.58
2007-09	534	83,459,369.09	17.88
2007-10	609	104,279,453.06	22.34
2008-07	8	1,079,627.09	0.23
2008-08	15	2,229,694.93	0.48
2008-09	10	1,786,446.97	0.38
2008-10	13	1,664,970.00	0.36
2010-07	14	2,831,914.12	0.61
2010-08	14	2,537,690.99	0.54
2010-09	8	1,604,469.11	0.34
2010-10	14	3,142,350.00	0.67

Total:	2,760	$466,782,532.03	100.00%

This information should be considered only after reading Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.